EXHIBIT 13.1

    CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 USC SS.1350,
        AS ADOPTED PURSUANT TO SS.906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 20-F for the fiscal year ended December 31, 2005 of Metalink Ltd. (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report"), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, I, Tzvika Shukhman, Chief Executive Officer and Chairman of the Board, certify that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 12, 2006

                                                       By: /s/ Tzvika Shukhman
                                                       -------------------------
                                                       Tzvika Shukhman
                                                       Chief Executive Officer
                                                       and Chairman of the Board